Exhibit 99.1

Aeries Technology Reports Preliminary Results for Second Fiscal Quarter and First Fiscal Half 2024

Revenues for the second fiscal quarter of 2024 were $17.6 million, up 38% year-over-year

Adjusted EBITDA for the second fiscal quarter of 2024 was $2.9 million, up 107% year-over-year

NEW YORK Nov. 30, 2023 (GLOBE NEWSWIRE) – Aeries Technology (Nasdaq: AERT), a global professional services and consulting partner, today reported results of Aark Singapore Pte. Ltd. for the second fiscal quarter and first fiscal half 2024 ended September 30, 2023. On November 6, 2023, Aark Singapore Pte. Ltd., the parent company of Aeries Technology Group Business Accelerators Pte. Ltd., completed a business combination with Worldwide Webb Acquisition Corp., a publicly traded special purpose acquisition company. Following the business combination, Aark Singapore Pte. Ltd. became a subsidiary of the resulting public company, now known as Aeries Technology, Inc.

“We are happy to have successfully navigated the path to our public listing and are pleased with our results so far this year,” said Sudhir Panikassery, CEO of Aeries Technology. “I am incredibly proud of the entire team’s execution, and excited to have welcomed both Rajeev Nair as CFO and Daniel Webb as CIO this month, adding to our already deep talent pool. We saw a significant acceleration in both top and bottom line results in the second fiscal quarter and believe we are well positioned to execute on our medium to long-term growth strategy.”

Unaudited Three Months Ended September 30, 2023 (Second Fiscal Quarter 2024) Financial Highlights

Revenues: Revenues for the second fiscal quarter of 2024 were $17.6 million, up 38% compared to $12.8 million for the second fiscal quarter of 2023.

Income (Loss) from Operations: Income from Operations for the second fiscal quarter of 2024 was $1.5 million, up 475% compared to a loss of $(0.4) million for the second fiscal quarter of 2023.

Net Income (Loss): Net Income for the second fiscal quarter of 2024 was $926 thousand, up 517% compared to a net loss of $(222) thousand for the second fiscal quarter of 2023.

Adjusted EBITDA: Adjusted EBITDA for the second fiscal quarter of 2024 was $2.9 million, up 107% compared to $1.4 million for the second fiscal quarter of 2023.

Unaudited Six Months Ended September 30, 2023 (First Fiscal Half 2024) Financial Highlights

Revenues, net: Revenues for the first half of fiscal year 2024 was $33.9 million, up 34% compared to $25.3 million for the first half of fiscal year 2023.

Income from Operations: Income from Operations for the first half of fiscal year 2024 was $2.3 million, up 92% compared to $1.2 million for the first half of fiscal year 2023.

Net Income: Net Income for the first half of fiscal year 2024 was $1.4 million, up 27% compared to $1.1 million for the first half of fiscal year 2023.

Adjusted EBITDA: Adjusted EBITDA for the first half of fiscal year 2024 was $5.8 million, up 71% compared to $3.4 million for the first half of fiscal year 2023.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except percentages)

(Unaudited)

	Three months ended September 30,		Six months ended September 30,
	2023	2022	2023	2022
Revenues, net	$17,578	$12,799	$33,908	$25,337
Cost of revenue	12,755	9,454	24,637	18,312
Gross profit	$4,823	$3,345	$9,271	$7,025
Gross Margin	27%	26%	27%	28%
Operating expenses
Selling, general & administrative expenses	3,338	3,765	7,008	5,873
Total operating expenses	$3,338	$3,765	$7,008	$5,873
Income (loss) from operations	$1,485	$(420)	$2,263	$1,152
Operating Margin	8%	-3%	7%	5%
Other income (expense)
Interest income	70	47	134	96
Interest expense	(76)	(66)	(199)	(114)
Other income (expense), net	127	197	120	411
Total other income (expense)	120	178	55	393
Income before income taxes	1,605	(242)	2,318	1,545
Provision for income taxes	(679)	21	(897)	(408)
Net income	926	(222)	1,421	1,137
Net Margin	5%	-2%	4%	4%
Less: Net income attributable to noncontrolling interest	108	(30)	181	170
Net income attributable to Aark Singapore Pte. Ltd.	$819	$(192)	$1,240	$967

Audited

	Year Ended March 31,
	2023	2022
Revenues, net	$53,099	$41,014
Cost of revenue	39,442	29,007
Gross profit	$13,657	$12,007
Gross Margin	26%	29%
Operating expenses
Selling, general & administrative expenses	11,326	5,423
Total operating expenses	$11,326	$5,423
Income (loss) from operations	$2,331	$6,584
Operating Margin	4%	16%
Other income (expense)
Interest income	191	284
Interest expense	(185)	(444)
Other income (expense), net	429	(421)
Total other income (expense)	435	(581)
Income before income taxes	2,766	6,003
Provision for income taxes	(1,060)	(1,268)
Net income	1,706	4,735
Net Margin	3%	12%
Less: Net income attributable to noncontrolling interest	260	703
Net income attributable to Aark Singapore Pte. Ltd.	$1,446	$4,032

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In thousands, except percentages)

(Unaudited)

	Three months ended September 30,		Six months ended September 30,
	2023	2022	2023	2022
Net income	$926	$(222)	$1,421	$1,137
Income tax expense	679	(21)	897	408
Interest income	(70)	(47)	(134)	(96)
Interest expenses	76	66	199	114
Depreciation and amortization	334	293	661	588
EBITDA	$1,946	$70	$3,044	$2,151
Adjustments
(+) Stock-based compensation	252	1,057	1,626	1,057
(+) Business combination related costs	741	225	1,171	225
Adjusted EBITDA	$2,939	$1,352	$5,841	$3,433
(/) Revenue	17,578	12,799	33,908	25,337
Adjusted EBITDA Margin	17%	11%	17%	14%

	Year Ended March 31,
	2023	2022
Net income	$1,706	$4,735
Income tax expense	1,060	1,268
Interest income	(191)	(284)
Interest expenses	185	444
Depreciation and amortization	1,172	1,140
EBITDA	$3,932	$7,303
Adjustments
(+) Stock-based compensation	3,805	-
(+) Business combination related costs	946	-
Adjusted EBITDA	$8,683	$7,303
Revenue	53,099	41,014
Adjusted EBITDA Margin	16%	18%

About Aeries Technology

Aeries, a global professional and management services partner offering a range of management consultancy services for private equity sponsors and their portfolio companies with engagement models that are designed to provide a mix of deep vertical specialty, functional expertise, and digital systems and solutions to scale, optimize and transform a client’s business operations.

Non-GAAP Financial Measures

The company uses non-GAAP financial information and believes it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in its underlying operating results and provide additional insight and transparency on how it evaluates the business. The company uses non-GAAP financial measures to budget, make operating and strategic decisions, and evaluate its performance. The company has detailed the non-GAAP adjustments that it makes in the non-GAAP definitions below. The adjustments generally fall within the categories of non-cash items. The company believes the non-GAAP measures presented herein should always be considered along with, and not as a substitute for or superior to, the related GAAP financial measures. The company has provided the reconciliations between the GAAP and non-GAAP financial measures above.

The company defines Adjusted EBITDA as net income from operations before interest, income taxes, depreciation and amortization adjusted to exclude stock-based compensation and business combination related costs. Adjusted EBITDA is one of the key performance indicators the company uses in evaluating our operating performance and in making financial, operating, and planning decisions. The company believes adjusted EBITDA is useful to the investors of this proxy statement in the evaluation of Aeries’ operating performance as such information was used by securities analysts and other interested parties as a measure of financial information and debt service capabilities, and it was used by the company’s management for internal reporting and planning procedures, including aspects of our consolidated operating budget and capital expenditures.

Safe Harbor Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Aeries and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of economic conditions, global conflicts, inflation and other global events on Aeries’ results of operations and global supply chain constraints, Aeries’ ability to continue to grow its business and execute its strategies and plans, the performance of management and employees, the regulatory landscape as it relates to privacy regulations and their applicability to Aeries’ technology and services, Aeries’ ability to maintain compliance with Nasdaq’s continued listing requirements, the ability to obtain financing if needed, competition, general economic conditions and other factors that are detailed in Aeries’ periodic and current reports available for review at sec.gov. Furthermore, Aeries operates in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. Aeries disclaims any intention to, and undertakes no obligation to, update or revise forward-looking statements.

Contacts

Ryan Gardella

AeriesIR@icrinc.com

4